                             FIRST AMENDMENT TO THE
                        SOFTWARE DISTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO THE SOFTWARE DISTRIBUTION AGREEMENT (hereinafter "Amendment") is entered into as of the 23rd day of April, 2001, by and between UBI SOFT ENTERTAINMENT S.A. which Registered Office is located at 61 rue Saint-Helier, Rennes 35000, France, and which principal office is located at 28 rue Armand Carrel, 93108 Montreuil Sous Bois Cedex, France ("UBI SOFT"), and BAM Entertainment Limited whose Registered Office is located at 17 Burlington Street, Bath, BA1 2SB ("BAM") and is made with reference to that certain Software Distribution Agreement dated as of February 21st 2001, (the "Original Agreement") by and between BAM and UBI SOFT.

Unless otherwise indicated herein, capitalized terms used in this Amendment without definition shall have the respective meanings specified in the Original Agreement.

UBI SOFT and BAM being hereinafter jointly referred to as the "Parties".

                                    RECITALS

WHEREAS, the Original Agreement provides that UBI SOFT has been granted by BAM the exclusive license to distribute, market and sell the Products (as defined in the Original Agreement) pursuant to the terms and conditions of the Original Agreement.

WHEREAS, the Parties wish to amend the terms and provisions of the Original Agreement to grant UBI SOFT the exclusive license to distribute, market and sell an additional software as hereinafter provided.

THEREFORE, in consideration of the foregoing and of the premises, agreements, covenants, representations and warranties herein contained, and for good and valuable consideration, the receipt of which is hereby acknowledged, BAM and UBI SOFT agree as follows:

1.   AMENDMENTS TO THE ORIGINAL AGREEMENT

The following articles delete and supersede the corresponding articles of the Original Agreement.

New Article 1.1. "Products" shall mean the four multimedia Products listed in Exhibit A hereof in English, French, German, Italian and Spanish languages for the NINTENDO Gameboy Color format developed and published by BAM and/or under licence to BAM, approved by NINTENDO and delivered to Ubi Soft as finished goods together with their packaging and manuals.

NEW ARTICLE 6. Prices, Minimum Order Quantities and Delivery

6.1 Prices

Ubi Soft shall pay to BAM the following per-unit purchase price for each unit of the products ordered by UBI SOFT:

o "Power Puff Girls: Bad Mojo Jojo", Power Puff Girls: Paint the Townsville Green", Power Puff Girls: Battle Him": [*];

o    "Dexter's Lab": [*]

The Products will be delivered freight and duty paid, DDP, UBI SOFT warehouse (Route de la Gacilly, 56200 Carentoir, France).

6.2 Minimum Order Quantities

Ubi Soft shall order a minimum amount of [*] units of the Products during the Term.


*Confidential portion omitted and filed separately with the Commission.

6.3 Payment

Payments shall be made upon delivery of the Products to Ubi Soft warehouse to BAM by a letter of credit the terms of which are set forth in Exhibit C hereof.

6.4 BAM shall deliver to Ubi Soft localized versions of the Products as follows:

3 PPG Titles
- Fully localized English language version of the Products: Packaging, manual and in-game text in English.
- Fully localized French language version of the Products: Packaging, manual and in-game text in French.
-  Partly localized German and Italian language version of the Products:
   Packaging and manual in German and Italian, and in-game text English.
- Fully localized Spanish language version of the Products: Packaging, manual and in-game text in Spanish.

Dexter Title
- Multilingual version: packaging and manual in English, French, German, Italian, Spanish and Dutch, and in-game text in English.

6.5. BAM shall carry out any localization and translation at it own costs and submit to Ubi Soft's prior written approval, such approval not to be unreasonably withheld, the localized packaging, manual and in-game text of the Products before any manufacture. Ubi Soft shall notify BAM of its approval or disapproval within 5 (five) working days from the date of BAM's submission. If Ubi Soft does not notify to BAM its approval or disapproval within 5 (five) working days, Ubi Soft shall be deemed to have given its approval.

BAM shall promptly order the Products from NINTENDO after Ubi Soft's order to enable Ubi Soft to meet the release dates set forth in Exhibit A hereof. BAM shall deliver to Ubi Soft the Product entitled "Dexter's Lab" no later than June 25th, 2001.


                           NEW EXHIBIT A -- PRODUCTS

TITLE                                           FORMAT           RELEASE DATE
-----                                           ------           ------------
PowerPuff Girls : Bad Mojo Jojo                 Game Boy Color   June 28th 2001

PowerPuff Girls : Paint the Townsville Green    Game Boy Color   June 28th 2001

PowerPuff Girls : Battle Him                    Game Boy Color   June 28th 2001

DEXTER'S LABORATORY : ROBOT RAMPAGE             GAME BOY COLOR   July 6th 2001

2. EFFECTS

This Amendment shall take effect upon mutual execution of this Amendment and subject to the provisions of clause 12 of the Original Agreement, last for a period of 2 (two) years thereafter. If the Parties decide to renew the Term, the parties shall do so upon prior written approval only by both of the Parties.

Except as specifically set forth in this Amendment, the terms, provisions and conditions of the Original Agreement shall remain in full force and effect and in all respects are hereby ratified and confirmed. The Articles expressly modified by this Amendment shall replace the corresponding Articles of the Original Agreement.

3. MISCELLANEOUS

3.1. Reference to Original Agreement as of and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Original Agreement shall mean and be a reference to the Original Agreement as amended by this Amendment.

3.2. Counterparts. This Amendment may be executed by manual signatures and in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the duly authorized representatives of each of the parties hereto have executed this Amendment as of the day and year first written above.

MADE IN (2) TWO ORIGINAL COPIES

Duly authorised for and on behalf of BAM    Duly authorised for and on behalf of Ubi Soft

By /s/ A. WILLIAMS                          By /s/ YVES GUILLEMOT
  --------------------------------------      ------------------------------------------
   A. Williams, M.D.                          Yves GUILLEMOT
                                              President

                   NEW EXHIBIT C - TERMS OF LETTER OF CREDIT

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ADVISING                   Comerica Bank - California
BANK
                           333 W. Santa Clara Street, 2nd Floor
                           International Banking Department
                           San Jose, CA 95113
                           Swift No. MNBDUS6S

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FORM OF L/C                Irrevocable

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APPLICANT                  UBISoft/Address

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BENEFICIARY                BAM! Entertainment, Inc.
                           333 W. Santa Clara Street, Ste 930
                           San Jose, CA 95113
                           USA

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PAYMENT                    At sight - (NO DRAFTS)

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AVAILABLE WITH/BY          Freely negotiable with any bank

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PARTIAL SHIPMENT           Allowed

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TRANSSHIPMENT              Allowed

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EXPIRY DATE AND PLACE      (date) - negotiating bank

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SHIPMENT DETAILS           Shipment from Japan to France latest on June 11, 2001

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GOODS DESCRIPTION          -  Goods as per Proforma Invoice 2671126 dated
                              March 19, 2001

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DOCUMENTS REQUIRED         -  Commercial Invoice - one original and 2 copies

                           -  Packing List

                           Following lines will be adapted to each other.

                           -  In case of ocean shipment:

                              Full set of clean on board ocean Bill of Lading, made out to order, blank endorsed, marked freight collect, notify: (party and its address) and/or

                           -  In case of air shipment:

                              Airway bill consigned to (party), marked freight collect, notify: (party and its address)

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TERMS OF DELIVERY          DDP UBI SOFT warehouse (Route de la Gacilly, 56200
                           Carentoir, France).

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PRESENTATION OF DOCUMENTS  Within 45 days after the date of ocean B/L or airway bill

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ADDITIONAL CONDITIONS      -  Insurance covered by applicant

                           -  Third party documents are acceptable

                           - In case of shipment by sea or air, freight forwarder's ocean B/L and/or house airway bill also acceptable

                           -  In case of any multimodal transport all
                              multimodal (combined) and freight forwarder's transport documents, consigned to (party), are acceptable

                           - Letter of Credit is to be "Transferable" by Comerica Bank - California

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BANKING CHARGES            All bank charges are for applicant's account

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